CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use of our name as auditing firm in the Form 10SB12G Registration Statement filed pursuant to Section 12 of the Securities Exchange Act of 1934 by OAK BROOK CAPITAL IV, INC.

DENNIS BERSCH, CPA

/S/ Dennis Bersch

August 7, 1998
Milwaukee, Wisconsin